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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report, dated March 10, 2000, included in PetroQuest Energy, Inc.'s Form 10-K for the year ended December 31, 1999, and to all references to our Firm included or incorporated by reference in this Registration Statement on Form S-3.


                                       /s/ Arthur Andersen LLP



New Orleans, Louisiana
September 19, 2000